UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2007

Landec Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-27446	94-3025618
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3603 Haven Ave. Suite E, Menlo Park, California		94025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-306-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2007, the board of directors of Landec Corporation ("Landec") adopted an amendment (the "Amendment") to certain sections of Article VIII of Landec’s Amended and Restated Bylaws (the "Bylaws"), effective as of December 17, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, Landec may now participate in the Direct Registration System, which is currently administered by the Depository Trust Company.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment and the Bylaws (as amended), which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Description
3.1 Amendment to Amended and Restated Bylaws.
3.2 Amended and Restated Bylaws, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landec Corporation

December 18, 2007	By:	/s/Gregory S. Skinner

Name: Gregory S. Skinner
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Ammendment to Amended and Restated Bylaws
3.2	Amended and Restated Bylaws, as amended